New York Mortgage Trust, Inc. 2024 Second Quarter Financial Summary

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in our business and investment strategy; inflation and changes in interest rates and the fair market value of our assets, including negative changes resulting in margin calls relating to the financing of our assets; changes in credit spreads; changes in the long-term credit ratings of the U.S., Fannie Mae, Freddie Mac, and Ginnie Mae; general volatility of the markets in which we invest; changes in prepayment rates on the loans we own or that underlie our investment securities; increased rates of default, delinquency or vacancy and/or decreased recovery rates on or at our assets; our ability to identify and acquire our targeted assets, including assets in our investment pipeline; our ability to dispose of assets from time to time on terms favorable to us, including the disposition over time of our joint venture equity investments; changes in our relationships with our financing counterparties and our ability to borrow to finance our assets and the terms thereof; changes in our relationships with and/or the performance of our operating partners; our ability to predict and control costs; changes in laws, regulations or policies affecting our business; our ability to make distributions to our stockholders in the future; our ability to maintain our qualification as a REIT for federal tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; impairments in the value of the collateral underlying our investments; our ability to manage or hedge credit risk, interest rate risk, and other financial and operational risks; our exposure to liquidity risk, risks associated with the use of leverage, and market risks; and risks associated with investing in real estate assets, including changes in business conditions and the general economy, the availability of investment opportunities and the conditions in the market for Agency RMBS, non-Agency RMBS, ABS and CMBS securities, residential loans, structured multi-family investments and other mortgage-, residential housing- and credit-related assets. These and other risks, uncertainties and factors, including the risk factors and other information described in our most recent Annual Report on Form 10-K, as updated and supplemented from time to time, and our subsequent Quarterly Reports on Form 10-Q and other information that we file from time to time with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), could cause our actual results to differ materially from those projected in any forward-looking statements we make. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation may not contain all of the information that is important to you. As a result, the information in this presentation should be read together with the information included in our most recent Annual Report on Form 10-K, as updated and supplemented from time to time, and our subsequent Quarterly Reports on Form 10-Q and other information that we file under the Exchange Act. References to “the Company,” “NYMT,” “we,” “us,” or “our” refer to New York Mortgage Trust, Inc., together with its consolidated subsidiaries, unless we specifically state otherwise or the context indicates otherwise. See glossary of defined terms and detailed end notes for additional important disclosures included at the end of this presentation. Second quarter 2024 Financial Tables and related information can be viewed in the Company’s press release dated July 31, 2024 posted on the Company’s website at http:// www.nymtrust.com under the “News” section. See Glossary and End Notes in the Appendix. 2

Management Update "Recent interest rate market activity is falling in line with moderating inflation and an expected slowing of the economy, as evidenced by a 29 basis point decline in the 2-year Treasury yield from its second quarter peak. In anticipation of these events, we continued our capital rotation plan to divest from lower current yield portfolio assets while simultaneously utilizing excess liquidity to raise Company recurring income. This resulted in second quarter Adjusted Interest Income of $84 million, a 63% increase from the same period in 2023. With potential excess liquidity of $424 million, or 42% of NYMT’s market capitalization at the end of the second quarter, we are focused on meaningfully raising current income in subsequent quarters. We are excited about the opportunity for continued portfolio growth while also optimizing expenses over the second half of 2024. We seek to maintain flexibility by remaining short duration in credit assets and liquid in Agency RMBS to capture investment opportunities if a distressed market environment materializes. We believe that the flexibility provided by our excess liquidity and portfolio composition in shifting market conditions will be vital to Company outperformance over the coming years." — Jason Serrano, Chief Executive Officer To Our Stockholders 3

Table of Contents • Company Overview • Financial Summary • Market & Strategy Update • Quarterly Financial Information • Appendix 4

Company Overview 5

NYMT Overview New York Mortgage Trust, Inc. (NASDAQ: NYMT) is an internally-managed real estate investment trust (“REIT”) for U.S. federal income tax purposes in the business of acquiring, investing in, financing and managing primarily mortgage- related single-family and multi-family residential assets. Our objective is to deliver long-term stable distributions to our stockholders over changing economic conditions through a combination of net interest spread and capital gains from a diversified investment portfolio. Our investment portfolio includes credit sensitive single-family and multi-family assets, as well as more traditional types of fixed-income investments that provide coupon income, such as Agency RMBS. Data As of 6/30/2024 Focus on utilizing Market Leading Technology & Data Committed to Community, Diversity & Inclusion Loan Servicing and Direct Property Management Expertise $5.9B Investment Portfolio / $1.0B Market Capitalization Charlotte New YorkLos Angeles Office Locations Single-Family Credit Single-Family Agency Multi-Family Cash and Other Capital Allocation See Glossary and End Notes in the Appendix. 6 20% 53% 25% 2% Declared a total of $1.4B in common stock dividends since our June 2004 initial public offering

*Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Financial Performance ◦ Loss per share (basic) of $(0.29), Comprehensive loss per share of $(0.29) ◦ Undepreciated loss per share of $(0.25)* ◦ Book value per share of $9.69 (-5.09% change QoQ) ◦ Adjusted book value per share of $11.02* (-4.26% change QoQ) ◦ (3.13)% Quarterly Economic Return ◦ (2.52)% Quarterly Economic Return on Adjusted Book Value* Stockholder Value ◦ Declared second quarter common stock dividend of $0.20 per share ◦ Common stock dividend yield of 13.70% (share price as of June 30, 2024) ◦ Repurchased 587,347 shares of common stock at an accretive average repurchase price of $5.95 per common share Liquidity / Financing Investing Activity See Glossary and End Notes in the Appendix. 7 Key Developments ◦ Acquired $934 million of new investments • Includes $467 million of Agency RMBS at 6.00% average coupon • Includes $421 million of Residential Loans (98% BPL - Bridge/Rental) Subsequent Events ◦ Pursuing a joint venture with a third party for up to $300 million exclusively for multi-family mezzanine lending opportunities. The transaction remains subject to negotiation of definitive agreements. ◦ Issued $74 million re-securitization of non-Agency RMBS with effective cost 7.42%, lowering Credit Portfolio Recourse Leverage Ratio to 0.4x ◦ Issued $244 million rated BPL revolver securitization with a 6.80% effective cost ◦ Issued $60 million of 9.125% senior unsecured notes due 2029 ◦ Opened residential loan warehouse lines with aggregate maximum capacity of $550 million, increasing total warehouse capacity to $2.8 billion ◦ Company Recourse Leverage Ratio of 2.1x ◦ Portfolio Recourse Leverage Ratio of 2.0x • Agency Portfolio Recourse Leverage Ratio of 8.3x • Credit Portfolio Recourse Leverage Ratio of 0.5x ◦ $227 million of available cash as of June 30, 2024 Quarterly Highlights ◦ Total investment portfolio increased by $563 million (11% change QoQ) ◦ Increased adjusted interest income by 7.6% QoQ (16% increase from Q4 2023)* ◦ Increased net interest spread by 2 bps QoQ (31 bps increase from Q4 2023)*

NYMT External Capital Criteria 8 See Glossary and End Notes in the Appendix. Expertise and/or proven track record External capital needs are met Poor fit for NYMT balance sheet Compelling risk-adjusted returns at scale Core Competency Investor Need Market Opportunity 1 2 3

Market Update 9 —% 2.00% 4.00% 6.00% GDP (Real) Q3 2023 Q4 2023 Q1 2024 Q2 2024 0.6% 2.2% Deconstructing GDP: • Near Record Savings Rate Drawdown • Government Sector Spending • Inventory Building A Shift in U.S. Consumer Financial Behavior 80% B illio ns See Glossary and End Notes in the Appendix.

$21.3 $17.4 $15.9 $17.1 $19.2 $22.0 $29.5 $34.2 $43.3 $55.4 $58.9 $62.0 $50.8 $51.6 $59.2 $72.5 $78.1 $84.0 BPL - Bridge Other Investments Total Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $1.1 $0.9 $0.9 $0.9 $0.9 $1.0 $2.7 $3.1 $3.8 $4.2 $4.5 $4.9 $3.8 $4.0 $4.7 $5.1 $5.4 $5.9 BPL - Bridge Other Investments Total Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $227 $78 $119 $424 Available Cash Financing of Unencumbered Assets Additional Financing of Under- Levered Assets Total Deployment Availability Balance Sheet Structured for Growth Portfolio Management Focus • Increase interest income by: ◦ Reducing allocation to low income total return strategies ◦ Rotating excess capital into Agency RMBS • Add BPL-Bridge loans to maintain low duration credit exposure • Build fee income through experienced asset management capabilities NYMT Adjusted Interest Income* (Dollar amounts in billions) NYMT Investment Portfolio Size Reserve for Excess Liquidity (% of $1.0B of Market Capitalization) 10 *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. QoQ Change: +7.6% +5.3% +14.6% 22% 8% 12% 42% (Dollar amounts in millions) (Dollar amounts in millions)

Financial Summary 11

0.3 0.5 8.1 8.3 Credit and Other Agency 1Q 2024 2Q 2024 Company Portfolio 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Financial Snapshot Earnings & Book Value 2.18%2.45% 2.80% 3.60% 3.34% 6.49% 6.80%6.69% Investment Portfolio Financing & Liquidity Dividend Per Share $0.20 $0.20 1Q 2024 2Q 2024 $11.51 $11.02 1Q 2024 2Q 2024 $(0.68) $(0.25) 1Q 2024 2Q 2024 Available Cash (in millions) Portfolio Allocation SF Credit 59% SF Credit 49% MF 7% Other <1% Recourse Leverage Ratio $223 $221 $171 $213 $227 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 6.49% 6.80% 6.69% 6.66%$0.17 $0.18 $0.19 $0.20 $0.21 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Net Interest Income - EPS ContributionTotal Portfolio Size (in billions) 13.70% Dividend Yield See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Q2'24 Economic Return on Adjusted Book Value*: (2.52)% $4.0 $4.7 $5.1 $5.4 $5.9 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 0.6x 1.6x 1.5x 1.7x 1.6x 0.7x 1.3x 1.2x Undepreciated Loss Per Share*Adjusted Book Value Per Share* 2.1x 2.0x 12 Portfolio Recourse Leverage Ratio SF Agency 44% 1.6x 2.0x Total Portfolio Leverage 9.0x 5.0x x xx x

2024 2025 2026 2027 2028 2029 2035 $385 $419 $523 $419 $519 $574 $1,407 $1,771 $1,991 $2,347 $188 $170 $179 $103 $88 $1,390 $1,336 $1,292 $1,652 $1,749 $451 $376 $340 $338 $310 $223 $221 $171 $213 $227 MTM Repo - Credit MTM Repo - Agency Non-MTM Repo - Credit Securitization Financing Unencumbered Residential Loans and Investment Securities Available Cash 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 NYMT Debt Structure Quarterly Portfolio Financing Exposure (Dollar amounts in millions) Portfolio Recourse Leverage Ratio 1.2x 1.5x 2.0x1.6x0.6x Quarterly Portfolio Financing Exposure (Dollar amounts in millions) See Glossary and End Notes in the Appendix. Portfolio and Corporate Debt (dollar amounts in millions) 13 Corporate Debt Maturities (dollar amounts in millions) $45 $100 Securitization Financing $1,749 | 36% Non-MTM Repo - Credit $88 | 2% MTM Repo - Agency $2,347 | 48% MTM Repo - Credit $519 | 10% Sr. Unsec. Notes $160 | 3% Sub. Debentures $45 | 1% $60

Mezzanine Lending $211 MM | 3% Cross-Collateralized Mezzanine Lending $149 MM | 2% Joint Venture Equity $39 MM | 1% See Glossary and End Notes in the Appendix. Targeting liquid or shorter duration assets for flexibility to rotate to higher equity return opportunities Reinvesting proceeds into higher equity return opportunities Agency RMBS $2,614 MM | 43% BPL-Bridge $1,036 MM | 17% RPL $571 MM | 9% Performing Loans $528 MM | 9% BPL-Rental $363 MM | 6% Non-Agency RMBS $214 MM | 3% SFR $147 MM | 2% 14 Available Cash $227 MM | 4% Other Investments $39 MM | 1% $5.9 Billion Investment Portfolio +$227M Available Cash NYMT Portfolio Assets Single-Family 89% Multi-Family 6% Other 5%

Market & Strategy Update 15

$103 $179 $232 $302 $412 $546 $946 $416 $298 $467 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 NYMT Investment Strategy Strategy For Sustainable Earnings Growth Strategy • NYMT continues to grow the investment portfolio with the goal of generating higher recurring net interest income. • Recent acquisitions have been primarily concentrated in more liquid Agency RMBS and shorter duration BPL-Bridge loans. • NYMT is leveraging its strong sourcing capabilities in BPL loans to increase purchase volume. • NYMT is focused on asset management to increase the pace of resolutions across the portfolio and to mitigate future realized losses. Portfolio Acquisitions (Dollar amounts in millions) BPL-Bridge/Rental Other Agency RMBS $934 $664 Investment Activity Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Acquisitions $664 $1,147 $674 $608 $934 Sales (1) (43) (45) (30) (4) Payoffs (358) (300) (261) (262) (323) Net Investment Activity $305 $804 $368 $316 $607 $674 See Glossary and End Notes in the Appendix. 16 $1,147 $55 $15 $22 $26 $608 $8

Single-Family Agency RMBS Market Market • In the quarter, current coupon mortgage spreads widened by 10bps to 148bps, spurred by heightened interest rate volatility. • NYMT took advantage of the higher spread environment to increase the pace of Agency RMBS purchases in the quarter. 17 Coupon (%) N Y M T A g en cy R M B S ($ M M ) Z V Sp read (b p ) NYMT Agency RMBS Holdings ZV Spread 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 $0 $500 $1,000 $1,500 0 50 100 150 200 Specified Pools at Different Coupons Agency RMBS Current Coupon Spreads M illio ns See Glossary and End Notes in the Appendix.

Single-Family Agency RMBS Strategy Strategy • As a core strategy, Agency RMBS provides several benefits for NYMT: ◦ High carry and compelling risk-adjusted returns ◦ Diversification of portfolio ◦ Expected outperformance in a rate easing cycle or economic downturn • Starting in 2023, NYMT built the portfolio during a period of heightened spread levels. • The targeted profile of Agency RMBS purchases is in current coupon specified pools with lower pay- ups. Agency RMBS Portfolio Characteristics Asset Value ($MM) Specified Pool % | Agency IO % $2,614 98% | 2% See Glossary and End Notes in the Appendix. High LTV 22% Investor 6% Low FICO 30% Generic 24% State 8% Loan Bal 5% ARM 5% Specified Pool Breakdown 18 35% 45% 14% 6% 5.5% Coupon 6.0% Coupon 6.5% Coupon ARM 5.5% Coupon Specified Pool by Coupon Specified Pool Characteristics Q1 2024 Portfolio Q2 2024 Portfolio UPB ($MM) $2,156 $2,559 Avg. Price $100.65 $100.06 Avg. Coupon 5.84% 5.87% WALA (months) 11.9 13.0

Jul 2023 Aug 2023 Sep 2023 Oct 2023 Nov 2023 Dec 2023 Jan 2024 Feb 2024 Mar 2024 Apr 2024 May 2024 Jun 2024 0% 50% 100% Single-Family Business Purpose Loan-Bridge Strategy Strategy • NYMT has been active in the BPL-Bridge strategy since 2019, and has purchased loans from 15 originator or aggregator companies. • The life-to-date principal balance invested in BPL-Bridge is $4.1 billion. • NYMT has executed this strategy by being discerning on credit and maintaining flexibility through sourcing assets from external counterparties. • In the quarter, NYMT executed a rated revolving securitization, securing more efficient funding for the growing purchase pipeline. See Glossary and End Notes in the Appendix. Loan Characteristics Q2 2024 Portfolio Q2 2024 Acquisitions UPB ($MM) $1,063 $291 Loan Count 2,028 630 Avg. FICO 740 754 Avg. Coupon 10.3% 11.0% Avg. LTARV 64% 65% Avg. LTC 69% 71% Ground Up % 12% 7% Multi-Family % 12% —% $933 $884 $920 $971 $1,063 $208 $202 $186 $199 $160 $725 $682 $734 $772 $903 DQ 60+ % Performing DQ 60+ Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 $— $400 $800 $1,200 —% 25% 50% 75% 100% BPL-Bridge Portfolio CompositionCash Collections* as Percentage of Monthly Scheduled Interest Across BPL-Bridge Portfolio 19 *Does not include principal repayments. 12 mo. average: 91% M ill io ns 15% 0 3 024

Dollar amounts in millions Total Investment Portfolio 93% Total Capital 73% See Glossary and End Notes in the Appendix. 20 Strategy Sub-Sector Asset Value Capital Portfolio Recourse Leverage Ratio Portfolio Leverage Ratio Characteristics Current Environment % $ % $ Avg. FICO Avg. LTV Avg. Coupon BPL-Bridge • Bridge loans 19% $1,036 31% $327 0.5x 2.6x 740 64% 10.28% − BPL-Bridge trading volumes continued to increase in Q2 2024, driven in part by new rated securitization structures that opened the asset class to new investors. This positive trend aligns with NYMT's goal of increasing acquisitions in this sector. BPL-Rental • DSCR 7% $363 6% $58 1.4x 5.4x 747 69% 5.40% − Securitization spreads continue to improve amidst strong investor appetite. NYMT is aggregating collateral in anticipation of issuing a securitization later this year. Performing Loan • S&D • Other 9% $528 9% $91 0.3x 5.0x 716 58% 4.09% − Increased institutional competition has continued to buttress prices in the performing loan market. NYMT is deploying capital selectively in this space. RPL • Seasoned re- performing and non- performing mortgage loans 10% $571 8% $88 1.0x 5.8x 630 53% 5.15% − Low supply in new RPLs continue to keep spreads tight. Embedded downside protection via lower LTVs have improved liquidity and minimized credit concerns in our portfolio. NYMT has not recently made additions to its RPL portfolio. Agency RMBS • Agency 48% $2,614 27% $282 8.3x 8.3x 727 83% 5.87% − Interest rates moved higher and current coupon Agency RMBS spreads ended the quarter wider from Q1 2024 levels. NYMT continues to evaluate opportunities to increase its Agency RMBS portfolio allocation at historically attractive spread levels. NYMT seeks to maintain a moderately underhedged bias on the portfolio. Non- Agency RMBS • Non-Agency (includes Consolidated SLST securities - $156) 4% $214 12% $122 0.8x 0.8x 605 77% 4.43% − New issue volume was resilient in the second quarter as continued investor demand resulted in tighter credit spreads, partially offsetting the higher interest rate environment. NYMT is monitoring the non-Agency RMBS market for opportunities to invest in securities exhibiting strong risk-adjusted return profiles. SFR • Single-family rental properties 3% $147 7% $79 0.9x 0.9x N/A N/A N/A − Home price trends have generally been positive due to low supply of homes in the market. Inventory in some previously high growth markets has increased. NYMT has not recently made additions to its SFR portfolio and expects to trim the portfolio in non- core markets. Single-Family Portfolio Overview

26% 74% Fixed Rate Senior Debt Floating Rate Senior Debt See Glossary and End Notes in the Appendix.21 Multi-Family Asset Class-Mezzanine Lending and Cross-Collateralized Mezzanine Lending 99% 1% Fixed Rate Senior Debt Floating Rate Senior Debt Senior Debt Coupon - Cross-Collateralized Mezzanine Lending | Avg. Coupon 4.06% Mezzanine Lending Cross-Collateralized Mezzanine Lending Asset Value ($MM) $211 $149 Asset Count 21 13 Avg. Adjusted LTV 82% 81% Delinquent 1 0 Restructured or Extended 1 0 Avg. Coupon 13% 11% (1) Avg. Historical Annualized Payoff Rate 26% N/A Fixed Rate or Hedged Floating Rate Senior Debt 80% 100% | Avg. Coupon 4.77% Senior Debt Coupon - Mezzanine Lending 1. The Avg. Coupon for Cross-Collateralized Mezzanine Lending relates to the preferred equity investment. | Avg. Coupon 8.76% Avg. Hedged Coupon 5.35% | Avg. Coupon 8.13% Avg. Hedged Coupon 6.31%

1. Capital for Cross-Collateralized Mezzanine Lending includes Asset Value less the cumulative adjustment of redeemable non-controlling interest to estimated redemption value. 2. Avg. Adjusted LTV represents the weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties. 3. The Avg. Coupon for Cross-Collateralized Mezzanine Lending relates to the preferred equity investment. Multi-Family Portfolio Overview Strategy Sub-Sector Asset Value Capital (1) Characteristics Current Environment % $ % $ Avg. DSCR Avg. Adjusted LTV (2) Avg. Coupon (3) Mezzanine Lending & Cross- Collateralized Mezzanine Lending Preferred equity and mezzanine direct originations 90% $360 89% $313 1.36x 82% 12.06% − As the primary lender in the multi- family market, Agency volume remains elevated. Lower leverage requirements are constraining market volume. Opportunities for mezzanine gap financing are heightened. − Mezzanine lending deal activity has increased QoQ driven by impending maturities, which is expected to continue over the next 12 months. Joint Venture Equity Equity ownership of individual multi- family properties alongside an operating partner 10% $39 11% $39 N/A N/A N/A − Given the current environment, there is a lack of institutional joint venture equity available, further pushing institutional equity towards mezzanine lending. − Deliveries of new construction with diminished investor appetite for common equity is likely to push recapitalizations to bridge funding. Dollar amounts in millions Total Investment Portfolio 7% Total Capital 25% 22 See Glossary and End Notes in the Appendix.

2024 Focus Utilize a Strong and Flexible Balance Sheet to Capture Long-Term Value: • Maximize liquidity with low-cost operating structure to afford a patient investment approach. • Continue with increased exposure to principal- protected, highly liquid assets to offset credit portfolio run-off and to capture opportunities if the economy slows. • Invest through the strength of our asset management platform to unlock value. The Company is focused on opportunities in a market undergoing a structural landscape change. Balance sheet growth is expected to continue with Agency RMBS securities and short-term bridge loans. In this new environment, success may be achieved through organic creation of liquidity, tactical asset management, and prudent liability management. 23

Quarterly Financial Information 24

Financial Results See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Second Quarter Profit & Loss Dollar amounts in millions, except per share data Description Amount EPS Contribution Interest income $ 90.8 $ 1.00 Interest expense (71.7) (0.79) Net Interest Income $ 19.1 $ 0.21 Income from real estate 36.5 0.40 Expenses related to real estate (49.6) (0.55) Net Loss from Real Estate $ (13.1) $ (0.15) Realized losses (7.5) (0.08) Unrealized losses (16.5) (0.18) Gains on derivative investments 15.5 0.17 Preferred return on mezzanine lending 3.5 0.04 Impairment of real estate (4.1) (0.05) Other income 3.0 0.03 Other Loss $ (6.1) $ (0.07) Total Net Interest Income, Net Loss from Real Estate & Other Loss $ (0.1) $ (0.01) General & administrative expenses (11.6) (0.13) Portfolio operating expenses (7.4) (0.08) Debt issuance costs (4.6) (0.05) Total Expenses $ (23.6) $ (0.26) Add Back: Net loss attributable to non-controlling interest 8.5 0.09 Income tax expense (0.4) — Preferred stock dividends (10.4) (0.11) Net Loss Attributable to Common Stockholders $ (26.0) $ (0.29) Add Back: Depreciation expense on operating real estate 3.7 0.04 Undepreciated Loss* $ (22.3) $ (0.25) 25

Yields By Strategy Quarter over Quarter Comparison Net Interest Spread* (2Q’24 vs 1Q’24) Net Interest Spread increased 2 bps from the prior quarter, primarily as a result of an increase in yield on average interest earning assets of 8 bps due to an increase in the average coupon rate of business purpose loans acquired during the quarter. See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Single-Family Avg. Interest Earning Assets $ 5,103,593 $ 4,798,871 $ 4,569,863 $ 3,801,646 $ 3,264,106 Avg. Interest Bearing Liabilities $ 4,226,917 $ 3,895,156 $ 3,526,749 $ 2,764,496 $ 2,305,556 Yield on Avg. Interest Earning Assets* 6.37% 6.29% 6.11% 5.83% 5.87 % Average Financing Cost* (5.05) % (5.03) % (5.12) % (5.04) % (5.51) % Single-Family Net Interest Spread* 1.32% 1.26% 0.99% 0.79% 0.36 % Multi-Family Avg. Interest Earning Assets $ 96,373 $ 95,382 $ 99,509 $ 127,909 $ 133,608 Avg. Interest Bearing Liabilities $ — $ — $ — $ — $ — Yield on Avg. Interest Earning Assets* 11.30% 11.18% 10.65% 11.94% 10.86 % Average Financing Cost* — % — % — % — % — % Multi-Family Net Interest Spread* 11.30% 11.18% 10.65% 11.94% 10.86 % Corporate/Other Avg. Interest Earning Assets $ 1,000 $ 1,000 $ 1,000 $ 1,000 $ 1,249 Avg. Interest Bearing Liabilities $ 220,697 $ 219,298 $ 219,739 $ 221,534 $ 205,673 Yield on Avg. Interest Earning Assets* — % — % — % — % 4.80 % Average Financing Cost* (6.63) % (5.75) % (6.34) % (6.15) % (6.45) % Corporate/Other Net Interest Spread* (6.63) % (5.75) % (6.34) % (6.15) % (1.65) % Total Avg. Interest Earning Assets $ 5,200,966 $ 4,895,253 $ 4,670,372 $ 3,930,555 $ 3,398,963 Avg. Interest Bearing Liabilities $ 4,447,614 $ 4,114,454 $ 3,746,488 $ 2,986,030 $ 2,511,229 Yield on Avg. Interest Earning Assets* 6.46% 6.38% 6.21% 6.03% 6.07 % Average Financing Cost* (5.13) % (5.07) % (5.19) % (5.13) % (5.59) % Net Interest Spread* 1.33% 1.31% 1.02% 0.90% 0.48% 26

Adjusted Net Interest Income* Quarter over Quarter Comparison Adjusted Net Interest Income* (2Q’24 vs 1Q’24) Increase in Adjusted Net Interest Income primarily attributable to increased investment in Agency RMBS, non-Agency RMBS and business purpose loans in the second quarter. Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Single-Family Adjusted Interest Income* $ 81,315 $ 75,426 $ 69,851 $ 55,389 $ 47,941 Adjusted Interest Expense* (53,051) (48,762) (45,518) (35,150) (31,667) Single-Family Adjusted Net Interest Income* $ 28,264 $ 26,664 $ 24,333 $ 20,239 $ 16,274 Multi-Family Interest Income $ 2,708 $ 2,665 $ 2,670 $ 3,849 $ 3,618 Interest Expense — — — — — Multi-Family Net Interest Income $ 2,708 $ 2,665 $ 2,670 $ 3,849 $ 3,618 Corporate/Other Interest Income $ — $ — $ — $ — $ 15 Adjusted Interest Expense* (3,638) (3,134) (3,512) (3,433) (3,307) Corporate/Other Adjusted Net Interest Income (Loss)* $ (3,638) $ (3,134) $ (3,512) $ (3,433) $ (3,292) Total Adjusted Interest Income* $ 84,023 $ 78,091 $ 72,521 $ 59,238 $ 51,574 Total Adjusted Interest Expense* (56,689) (51,896) (49,030) (38,583) (34,974) Total Adjusted Net Interest Income* $ 27,334 $ 26,195 $ 23,491 $ 20,655 $ 16,600 Adjusted Interest Income & Adjusted Interest Expense Breakout by Investment Category See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. 27

Net Loss from Real Estate Quarter over Quarter Comparison Net Loss from Real Estate (2Q’24 vs 1Q’24) Decrease in net loss from real estate during the quarter primarily due to: • Sales of membership interests in, and de-consolidation of, two multi-family joint venture equity investments over the first half of the year which resulted in decreases in both interest expense on mortgages payable and income from real estate • Decrease in amortization of lease intangibles due to completion of amortization related to a consolidated preferred equity investment during the current quarter 1. See Slide 41 for amounts of depreciation expense and amortization of lease intangibles related to operating real estate attributable to the Company. See Glossary and End Notes in the Appendix. Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Income from real estate $ 36,466 $ 38,076 $ 42,861 $ 42,391 $ 44,776 Expenses related to real estate: Interest expense, mortgages payable on real estate (16,551) (20,769) (22,063) (21,604) (24,075) Depreciation expense on operating real estate (1) (11,284) (11,149) (6,249) (6,204) (6,128) Amortization of lease intangibles related to operating real estate (1) (951) (1,427) — — — Other real estate expenses (20,786) (21,100) (21,356) (22,371) (22,328) Total expenses related to real estate $ (49,572) $ (54,445) $ (49,668) $ (50,179) $ (52,531) Net Loss from Real Estate $ (13,106) $ (16,369) $ (6,807) $ (7,788) $ (7,755) 28

Other (Loss) Income Quarter over Quarter Comparison Realized (Losses) Gains, Net (2Q’24 vs 1Q’24) Net realized losses on residential loans and real estate owned in the second quarter is primarily related to losses incurred on foreclosed properties due to lower valuations. Unrealized (Losses) Gains, Net (2Q’24 vs 1Q’24) Unrealized losses recognized in the second quarter can be attributed to increases in interest rates, which primarily impacted the fair value of our Agency RMBS. Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Residential loans and real estate owned $ (7,369) $ (10,164) $ (12,888) $ (1,638) $ 707 Investment securities (122) (369) (11,951) (2,041) (329) Total Realized (Losses) Gains, net $ (7,491) $ (10,533) $ (24,839) $ (3,679) $ 378 See Glossary and End Notes in the Appendix. Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Residential loans $ (2,268) $ (2,968) $ 68,931 $ (21,418) $ (6,970) Consolidated SLST 542 (36) 9,338 (9,325) (12,328) CDOs at fair value (136) 1,637 — — — Preferred equity and mezzanine loan investments (16) (4,777) 131 (17) 513 Investment securities (14,634) (33,246) 74,534 (30,535) (8,509) Total Unrealized (Losses) Gains, net $ (16,512) $ (39,390) $ 152,934 $ (61,295) $ (27,294) 29

Other (Loss) Income Quarter over Quarter Comparison Gains (Losses) on Derivative Instruments, Net (2Q’24 vs 1Q’24) Net gains on derivative investments in the second quarter primarily related to: • Unrealized gains on interest rate swaps and interest rate caps as a result of an increase in interest rates • Realized gains on the termination of interest rate swaps and net coupon payments received Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Unrealized gains (losses) on derivative instruments $ 5,509 $ 45,034 $ (63,927) $ 20,555 $ 18,361 Realized gains (losses) on derivative instruments 9,962 4,177 (655) 438 3,212 Total Gains (Losses) on Derivative Instruments, net $ 15,471 $ 49,211 $ (64,582) $ 20,993 $ 21,573 See Glossary and End Notes in the Appendix. 30 Income (Loss) from Equity Investments (2Q’24 vs 1Q’24) Income from equity investments in the second quarter primarily related to: • Unrealized gain recognized on an equity investment in an entity that originates residential loans due to an increase in fair value • Preferred return recognized on our preferred equity investments Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Preferred return on preferred equity investments accounted for as equity $ 3,522 $ 3,517 $ 4,485 $ 4,484 $ 5,027 Unrealized (losses) gains, net on preferred equity investments accounted for as equity (778) 86 317 194 5 (Loss) income from unconsolidated joint venture equity investments in multi-family properties (15) (4,050) 647 (2,622) (2,376) Income (loss) from entities that originate residential loans 3,379 (1,689) 3,113 — — Total Income (Loss) from Equity Investments $ 6,108 $ (2,136) $ 8,562 $ 2,056 $ 2,656

Other (Loss) Income Quarter over Quarter Comparison Impairment of Real Estate (2Q’24 vs 1Q’24) Impairment losses recognized as a result of a decrease in the fair value of real estate due to lower valuations. Other Income (Loss) (2Q’24 vs 1Q’24) Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Impairment of Real Estate $ (4,071) $ (36,247) $ (18,252) $ (44,157) $ (16,864) Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Gain on de-consolidation of joint venture equity investment in Consolidated VIE $ 261 $ 50 $ — $ — $ — Gain on sale of real estate 127 134 2,884 — 1,879 Preferred equity and mezzanine loan premiums resulting from early redemption — 98 76 128 186 Loss on extinguishment of collateralized debt obligations and mortgages payable on real estate — (692) (103) — (1,863) Provision for uncollectible accounts receivable — (3,207) — — — Miscellaneous income 27 25 168 11 95 Total Other Income (Loss) $ 415 $ (3,592) $ 3,025 $ 139 $ 297 See Glossary and End Notes in the Appendix. 31 Loss on Reclassification of Disposal Group (2Q’24 vs 1Q’24) Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Loss on Reclassification of Disposal Group $ — $ (14,636) $ (16,163) $ — $ —

Expense Analysis Quarter over Quarter Comparison General and Administrative Expenses (2Q’24 vs 1Q’24) General and administrative expenses decreased in the second quarter due to decreases in compensation costs and non-recurring professional fees. Portfolio Operating Expenses (2Q’24 vs 1Q’24) Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Salaries, benefits and directors' compensation $ 8,331 $ 9,273 $ 8,773 $ 8,649 $ 9,820 Other general and administrative expenses 3,317 3,781 2,968 3,177 3,496 Total General and Administrative Expenses $ 11,648 $ 13,054 $ 11,741 $ 11,826 $ 13,316 Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Residential loan securitization transaction costs $ 2,072 $ 3,545 $ — $ — $ — Corporate debt transaction costs 2,480 — — — — Total Debt Issuance Costs $ 4,552 $ 3,545 $ — $ — $ — See Glossary and End Notes in the Appendix. 32 Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Portfolio Operating Expenses $ 7,399 $ 7,742 $ 6,072 $ 5,161 $ 5,649 Debt Issuance Costs (2Q’24 vs 1Q’24) Debt issuance costs increased in the second quarter due to issuance of senior unsecured notes and residential loan securitization CDOs for which costs were expensed as incurred as a result of the fair value option election.

Other Comprehensive (Loss) Income Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Net (Loss) Income Attributable to Company's Common Stockholders $ (26,028) $ (68,340) $ 31,465 $ (94,819) $ (37,202) Other Comprehensive Income (Loss): Increase (decrease) in fair value of investment securities available for sale — — 1 (65) (383) Reclassification adjustment for net loss included in net (loss) income — 4 1,822 — — Total Other Comprehensive Income (Loss) — 4 1,823 (65) (383) Comprehensive (Loss) Income Attributable to Company's Common Stockholders $ (26,028) $ (68,336) $ 33,288 $ (94,884) $ (37,585) See Glossary and End Notes in the Appendix. 33

Book Value Changes in Book Value The following table analyzes the changes in GAAP Book Value and Adjusted Book Value* of our common stock for the quarter ended June 30, 2024. Amounts in Thousands, except per share Amount Shares Per Share Beginning Balance, GAAP Book Value $ 931,146 91,231 $ 10.21 Common stock issuance, net 2,262 (52) Common stock repurchases (3,493) (587) Balance after share activity 929,915 90,592 10.26 Adjustment of redeemble non-controlling interest to estimated redemption value (7,563) (0.08) Dividends and dividend equivalents declared (18,524) (0.20) Net loss attributable to Company's common stockholders (26,028) (0.29) Ending Balance, GAAP Book Value $ 877,800 90,592 $ 9.69 Add: Cumulative depreciation expense on real estate (1) 21,692 0.24 Cumulative amortization of lease intangibles related to real estate (1) 11,078 0.12 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value 44,053 0.49 Adjustment of amortized cost liabilities to fair value 43,475 0.48 Ending Balance, Adjusted Book Value* $ 998,098 90,592 $ 11.02 Quarter Ended June 30, 2024 1. Represents cumulative adjustments for the Company's share of depreciation expense and amortization of lease intangibles related to real estate held as of the end of the period presented for which an impairment has not been recognized. See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. 34

Annual and Quarterly Returns Economic/Total Rate Economic Return: Change in book value per share for the period + dividend per share declared for the period, divided by the beginning period book value per share. Economic Return on Adjusted Book Value:* Change in Adjusted Book Value per share for the period + dividend per share declared for the period, divided by the beginning period Adjusted Book Value per share. Total Rate of Return: Change in stock price for the period + dividend per share declared for the period, divided by the beginning period stock price. 2Q'24 1Q'24 2023 2022 2021 Book Value per share Beginning $ 10.21 $ 11.31 $ 13.27 $ 18.81 $ 18.84 Ending $ 9.69 $ 10.21 $ 11.31 $ 13.27 $ 18.81 Change in Book Value per share $ (0.52) $ (1.10) $ (1.96) $ (5.54) $ (0.03) Dividends Q1 $ 0.20 $ 0.40 $ 0.40 $ 0.40 Q2 $ 0.20 0.30 0.40 0.40 Q3 0.30 0.40 0.40 Q4 0.20 0.40 0.40 Total $ 0.20 $ 0.20 $ 1.20 $ 1.60 $ 1.60 Economic Return (3.1) % (8.0) % (5.7) % (20.9) % 8.3 % Adjusted Book Value per share* Beginning $ 11.51 $ 12.66 $ 15.89 $ 18.89 $ 18.82 Ending $ 11.02 $ 11.51 $ 12.66 $ 15.89 $ 18.89 Change in Adjusted Book Value per share $ (0.49) $ (1.15) $ (3.23) $ (3.00) $ 0.07 Economic Return on Adjusted Book Value* (2.5) % (7.5) % (12.8) % (7.4) % 8.7% 2Q'24 1Q'24 2023 2022 2021 Stock Price Beginning $ 7.20 $ 8.53 $ 10.24 $ 14.88 $ 14.76 Ending $ 5.84 $ 7.20 $ 8.53 $ 10.24 $ 14.88 Change in Stock Price $ (1.36) $ (1.33) $ (1.71) $ (4.64) $ 0.12 Total Rate of Return (16.1) % (13.2) % (5.0) % (20.4) % 11.7 % See Glossary and End Notes in the Appendix. *Represents a non-GAAP financial measure. See Non-GAAP Financial Measures in the Appendix. 35

Appendix 36

Non-GAAP Financial Measures Adjusted Net Interest Income and Net Interest Spread In addition to the results presented in accordance with GAAP, this supplemental presentation includes certain non-GAAP financial measures, including adjusted interest income, adjusted interest expense, adjusted net interest income (loss), yield on average interest earning assets, average financing cost, net interest spread, undepreciated (loss) earnings and adjusted book value per common share. Our management team believes that these non-GAAP financial measures, when considered with our GAAP financial statements, provide supplemental information useful for investors as it enables them to evaluate our current performance and trends using the metrics that management uses to operate our business. Our presentation of non-GAAP financial measures may not be comparable to similarly-titled measures of other companies, who may use different calculations. Because these measures are not calculated in accordance with GAAP, they should not be considered a substitute for, or superior to, the financial measures calculated in accordance with GAAP. Our GAAP financial results and the reconciliations of the non-GAAP financial measures included in this supplemental presentation to the most directly comparable financial measures prepared in accordance with GAAP should be carefully evaluated. Financial results for the Company during a given period include the net interest income earned on our investment portfolio of residential loans, RMBS, CMBS, ABS and preferred equity investments and mezzanine loans, where the risks and payment characteristics are equivalent to and accounted for as loans (collectively, our “interest earning assets”). Adjusted net interest income (loss) and net interest spread (both supplemental non-GAAP financial measures) are impacted by factors such as our cost of financing, including our hedging costs, and the interest rate that our investments bear. Furthermore, the amount of premium or discount paid on purchased investments and the prepayment rates on investments will impact adjusted net interest income (loss) as such factors will be amortized over the expected term of such investments. We provide the following non-GAAP financial measures, in total and by investment category, for the respective periods: • Adjusted Interest Income – calculated as our GAAP interest income reduced by the interest expense recognized on Consolidated SLST CDOs, • Adjusted Interest Expense – calculated as our GAAP interest expense reduced by the interest expense recognized on Consolidated SLST CDOs and adjusted to include the net interest component of interest rate swaps, • Adjusted Net Interest Income (Loss) – calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income, • Yield on Average Interest Earning Assets – calculated as the quotient of our Adjusted Interest Income and our average interest earning assets and excludes all Consolidated SLST assets other than those securities owned by the Company, • Average Financing Cost – calculated as the quotient of our Adjusted Interest Expense and the average outstanding balance of our interest bearing liabilities, excluding Consolidated SLST CDOs and mortgages payable on real estate, and • Net Interest Spread – calculated as the difference between our Yield on Average Interest Earning Assets and our Average Financing Cost. These measures remove the impact of Consolidated SLST that we consolidate in accordance with GAAP and include the net interest component of interest rate swaps utilized to hedge the variable cash flows associated with our variable-rate borrowings, which is included in gains (losses) on derivative instruments, net in the Company's condensed consolidated statements of operations. With respect to Consolidated SLST, we only include the interest income earned by the Consolidated SLST securities that are actually owned by the Company as the Company only receives income or absorbs losses related to the Consolidated SLST securities actually owned by the Company. We include the net interest component of interest rate swaps in these measures to more fully represent the cost of our financing strategy. We provide the non-GAAP financial measures listed above because we believe these non-GAAP financial measures provide investors and management with additional detail and enhance their understanding of our interest earning asset yields, in total and by investment category, relative to the cost of our financing and the underlying trends within our portfolio of interest earning assets. In addition to the foregoing, our management team uses these measures to assess, among other things, the performance of our interest earning assets in total and by asset, possible cash flows from our interest earning assets in total and by asset, our ability to finance or borrow against the asset and the terms of such financing and the composition of our portfolio of interest earning assets, including acquisition and disposition determinations. The following slides present reconciliations of GAAP interest income to Adjusted Interest Income, GAAP interest expense to Adjusted Interest Expense and GAAP net interest income (loss) to Adjusted Net Interest Income (Loss) for our single-family and corporate/other portfolios and the Company for the periods indicated. See Glossary and End Notes in the Appendix. 37

Non-GAAP Financial Measures Reconciliation of Single-Family Adjusted Net Interest Income Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Single-Family GAAP interest income $ 88,067 $ 81,227 $ 76,119 $ 61,346 $ 53,907 GAAP interest expense (67,434) (61,740) (57,489) (44,101) (38,542) GAAP total net interest income $ 20,633 $ 19,487 $ 18,630 $ 17,245 $ 15,365 GAAP interest income $ 88,067 $ 81,227 $ 76,119 $ 61,346 $ 53,907 Adjusted for: Consolidated SLST CDO interest expense (6,752) (5,801) (6,268) (5,957) (5,966) Adjusted Interest Income $ 81,315 $ 75,426 $ 69,851 $ 55,389 $ 47,941 GAAP interest expense $ (67,434) $ (61,740) $ (57,489) $ (44,101) $ (38,542) Adjusted for: Consolidated SLST CDO interest expense 6,752 5,801 6,268 5,957 5,966 Net interest benefit of interest rate swaps 7,631 7,177 5,703 2,994 909 Adjusted Interest Expense $ (53,051) $ (48,762) $ (45,518) $ (35,150) $ (31,667) Adjusted Net Interest Income (1) $ 28,264 $ 26,664 $ 24,333 $ 20,239 $ 16,274 1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. See Glossary and End Notes in the Appendix. 38

Non-GAAP Financial Measures Reconciliation of Corporate/Other Adjusted Net Interest Income (Loss) Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Corporate/Other GAAP interest income $ — $ — $ — $ — $ 15 GAAP interest expense (4,297) (4,289) (4,500) (4,305) (3,862) GAAP total net interest income (loss) $ (4,297) $ (4,289) $ (4,500) $ (4,305) $ (3,847) GAAP interest expense $ (4,297) $ (4,289) $ (4,500) $ (4,305) $ (3,862) Adjusted for: Net interest benefit of interest rate swaps 659 1,155 988 872 555 Adjusted Interest Expense $ (3,638) $ (3,134) $ (3,512) $ (3,433) $ (3,307) Adjusted Net Interest Income (Loss) (1) $ (3,638) $ (3,134) $ (3,512) $ (3,433) $ (3,292) 1. Adjusted Net Interest Income (Loss) is calculated by subtracting Adjusted Interest Expense from GAAP Interest Income. See Glossary and End Notes in the Appendix. 39

Non-GAAP Financial Measures Reconciliation of Total Adjusted Net Interest Income 1. Adjusted Net Interest Income is calculated by subtracting Adjusted Interest Expense from Adjusted Interest Income. Dollar Amounts in Thousands 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 GAAP interest income $ 90,775 $ 83,892 $ 78,789 $ 65,195 $ 57,540 GAAP interest expense (71,731) (66,029) (61,989) (48,406) (42,404) GAAP total net interest income $ 19,044 $ 17,863 $ 16,800 $ 16,789 $ 15,136 GAAP interest income $ 90,775 $ 83,892 $ 78,789 $ 65,195 $ 57,540 Adjusted for: Consolidated SLST CDO interest expense (6,752) (5,801) (6,268) (5,957) (5,966) Adjusted Interest Income $ 84,023 $ 78,091 $ 72,521 $ 59,238 $ 51,574 GAAP interest expense $ (71,731) $ (66,029) $ (61,989) $ (48,406) $ (42,404) Adjusted for: Consolidated SLST CDO interest expense 6,752 5,801 6,268 5,957 5,966 Net interest benefit of interest rate swaps 8,290 8,332 6,691 3,866 1,464 Adjusted Interest Expense $ (56,689) $ (51,896) $ (49,030) $ (38,583) $ (34,974) Adjusted Net Interest Income (1) $ 27,334 $ 26,195 $ 23,491 $ 20,655 $ 16,600 See Glossary and End Notes in the Appendix. 40

Non-GAAP Financial Measures Undepreciated (Loss) Earnings Undepreciated (Loss) Earnings is a supplemental non-GAAP financial measure defined as GAAP net (loss) income attributable to Company's common stockholders excluding the Company's share in depreciation expense and lease intangible amortization expense, if any, related to operating real estate, net, for which an impairment has not been recognized. By excluding these non-cash adjustments from our operating results, we believe that the presentation of Undepreciated (Loss) Earnings provides a consistent measure of our operating performance and useful information to investors to evaluate the effective net return on our portfolio. In addition, we believe that presenting Undepreciated (Loss) Earnings enables our investors to measure, evaluate, and compare our operating performance to that of our peers. A reconciliation of net (loss) income attributable to Company's common stockholders to Undepreciated (Loss) Earnings for the periods indicated is presented below: Dollar Amounts in Thousands (except per share data) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Net (loss) income attributable to Company's common stockholders $ (26,028) $ (68,340) $ 31,465 $ (94,819) $ (37,202) Add: Depreciation expense on operating real estate 3,698 6,326 2,232 2,182 2,180 Undepreciated (Loss) Earnings $ (22,330) $ (62,014) $ 33,697 $ (92,637) $ (35,022) Weighted average shares outstanding - basic 90,989 91,117 90,683 90,984 91,193 Undepreciated (Loss) Earnings per common share $ (0.25) $ (0.68) $ 0.37 $ (1.02) $ (0.38) See Glossary and End Notes in the Appendix. 41

Non-GAAP Financial Measures Adjusted Book Value Per Common Share Adjusted book value per common share is a supplemental non-GAAP financial measure calculated by making the following adjustments to GAAP book value: (i) exclude the Company's share of cumulative depreciation and lease intangible amortization expenses related to real estate held at the end of the period for which an impairment has not been recognized, (ii) exclude the cumulative adjustment of redeemable non-controlling interests to estimated redemption value and (iii) adjust our amortized cost liabilities that finance our investment portfolio to fair value. Our rental property portfolio includes fee simple interests in single-family rental homes and joint venture equity interests in multi-family properties owned by Consolidated Real Estate VIEs. By excluding our share of cumulative non-cash depreciation and amortization expenses related to real estate held at the end of the period for which an impairment has not been recognized, adjusted book value reflects the value, at their undepreciated basis, of our single-family rental properties and joint venture equity investments that the Company has determined to be recoverable at the end of the period. Additionally, in connection with third party ownership of certain of the non-controlling interests in certain of the Consolidated Real Estate VIEs, we record redeemable non-controlling interests as mezzanine equity on our condensed consolidated balance sheets. The holders of the redeemable non-controlling interests may elect to sell their ownership interests to us at fair value once a year, subject to annual minimum and maximum amount limitations, resulting in an adjustment of the redeemable non-controlling interests to fair value that is accounted for by us as an equity transaction in accordance with GAAP. A key component of the estimation of fair value of the redeemable non-controlling interests is the estimated fair value of the multi-family apartment properties held by the applicable Consolidated Real Estate VIEs. However, because the corresponding real estate assets are not reported at fair value and thus not adjusted to reflect unrealized gains or losses in our condensed consolidated financial statements, the cumulative adjustment of the redeemable non-controlling interests to fair value directly affects our GAAP book value. By excluding the cumulative adjustment of redeemable non-controlling interests to estimated redemption value, Adjusted Book Value more closely aligns the accounting treatment applied to these real estate assets and reflects our joint venture equity investment at its undepreciated basis. The substantial majority of our remaining assets are financial or similar instruments that are carried at fair value in accordance with the fair value option in our condensed consolidated financial statements. However, unlike our use of the fair value option for the assets in our investment portfolio, certain CDOs issued by our residential loan securitizations, certain senior unsecured notes and subordinated debentures that finance our investment portfolio assets are carried at amortized cost in our condensed consolidated financial statements. By adjusting these financing instruments to fair value, Adjusted Book Value reflects the Company's net equity in investments on a comparable fair value basis. We believe that the presentation of Adjusted Book Value per common share provides a useful measure for investors and us as it provides a consistent measure of our value, allows management to effectively consider our financial position and facilitates the comparison of our financial performance to that of our peers. The following slide presents a reconciliation of GAAP book value to Adjusted Book Value and calculation of Adjusted Book Value per common share as of the dates indicated. See Glossary and End Notes in the Appendix. 42

Non-GAAP Financial Measures Reconciliation of Adjusted Book Value Per Common Share Dollar Amounts in Thousands (except per share data) 2Q'24 1Q'24 4Q'23 3Q'23 2Q'23 Company's stockholders' equity $ 1,431,910 $ 1,485,256 $ 1,579,612 $ 1,575,228 $ 1,690,712 Preferred stock liquidation preference (554,110) (554,110) (554,110) (554,110) (555,699) GAAP Book Value 877,800 931,146 1,025,502 1,021,118 1,135,013 Add: Cumulative depreciation expense on real estate (1) 21,692 24,451 21,801 21,817 23,157 Cumulative amortization of lease intangibles related to real estate (1) 11,078 13,000 14,897 21,356 30,843 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value 44,053 36,489 30,062 17,043 27,640 Adjustment of amortized cost liabilities to fair value 43,475 44,590 55,271 90,929 90,129 Adjusted Book Value $ 998,098 $ 1,049,676 $ 1,147,533 $ 1,172,263 $ 1,306,782 Common shares outstanding 90,592 91,231 90,675 90,684 91,250 GAAP book value per common share $ 9.69 $ 10.21 $ 11.31 $ 11.26 $ 12.44 Adjusted Book Value per Common Share $ 11.02 $ 11.51 $ 12.66 $ 12.93 $ 14.32 See Glossary and End Notes in the Appendix. 43 1. Represents cumulative adjustments for the Company's share of depreciation expense and amortization of lease intangibles related to real estate held as of the end of the period presented for which an impairment has not been recognized.

Glossary The following defines certain of the commonly used terms in this presentation: "ABS" refers to asset-backed securities; "Adjusted Book Value" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Book Value Per Common Share"; "Adjusted Interest Income" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income and Net Interest Spread"; "Adjusted Interest Expense" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income and Net Interest Spread"; "Adjusted Net Interest Income" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income and Net Interest Spread"; "Agency" refers to CMBS or RMBS representing interests in or obligations backed by pools of mortgage loans issued and guaranteed by a government sponsored enterprise (“GSE”), such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or an agency of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”); "ARMs" refers to adjustable-rate RMBS; "Average Financing Cost" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income and Net Interest Spread"; "Average Interest Earning Assets" include residential loans, multi-family loans and investment securities and exclude all Consolidated SLST assets other than those securities owned by the Company. Average Interest Earning Assets is calculated based on the daily average amortized cost for the periods indicated; "Average Interest Bearing Liabilities" is calculated each quarter based on the daily average outstanding balance for the respective periods and include repurchase agreements, residential loan securitization CDOs, senior unsecured notes and subordinated debentures and exclude Consolidated SLST CDOs and mortgages payable on real estate as the Company does not directly incur interest expense on these liabilities that are consolidated for GAAP purposes; "BPL" refers to business purpose loans; "BPL-Bridge" refers to short-term business purpose loans collateralized by residential properties made to investors who intend to rehabilitate and sell the residential property for a profit; "BPL-Rental" refers to business purpose loans which finance (or refinance) non-owner occupied residential properties that are rented to one or more tenants; "Capital Allocation" refers to the net capital allocated (see Appendix - "Capital Allocation"); "CDO" or "collateralized debt obligation" includes debt that permanently finances the residential loans held in Consolidated SLST and the Company's residential loans held in securitization trusts that we consolidate or consolidated in our financial statements in accordance with GAAP; "CMBS" refers to commercial mortgage-backed securities comprised of commercial mortgage pass-through securities issued by a GSE, as well as PO, IO or mezzanine securities that represent the right to a specific component of the cash flow from a pool of commercial mortgage loans; "Cross-Collateralized Mezzanine Lending" refers to our combined preferred equity and common equity investment in one joint venture entity that owns several multi- family properties; "Company Recourse Leverage Ratio" represents total outstanding recourse repurchase agreement financing plus subordinated debentures and senior unsecured notes divided by the Company's total stockholders' equity. Does not include non-recourse repurchase agreement financing, collateralized debt obligations and mortgages payable on real estate as they are non-recourse debt to the Company; "Consolidated Real Estate VIEs" refers to Consolidated VIEs that own multi-family properties; "Consolidated SLST" refers to Freddie Mac-sponsored residential mortgage loan securitizations, comprised of seasoned re-performing and non-performing residential mortgage loans, of which we own the first loss subordinated securities and certain IOs, that we consolidate in our financial statements in accordance with GAAP; "Consolidated SLST CDOs" refers to the debt that permanently finances the residential mortgage loans held in Consolidated SLST that we consolidate in our financial statements in accordance with GAAP; "Consolidated VIEs" refers to variable interest entities (“VIEs”) where the Company is the primary beneficiary, as it has both the power to direct the activities that most significantly impact the economic performance of the VIE and a right to receive benefits or absorb losses of the entity that could be potentially significant to the VIE and that the Company consolidates in its consolidated financial statements in accordance with GAAP; "Corporate Debt" refers to subordinated debentures and senior unsecured notes, collectively; "CRE" refers to commercial real estate; "DSCR" refers to debt service coverage ratio; 44

Glossary "Economic Return" is calculated based on the periodic change in GAAP book value per share plus dividends declared per common share during the respective period; "Economic Return on Adjusted Book Value" is calculated based on the periodic change in Adjusted Book Value per common share, a supplemental non-GAAP measure, plus dividends declared per common share during the respective periods; "IOs" refers collectively to interest only and inverse interest only mortgage-backed securities that represent the right to the interest component of the cash flow from a pool of mortgage loans; "JV" refers to joint venture; "LTARV" refers to loan-to-after repair value ratio; "LTC" refers to loan-to-cost ratio; "LTV" refers to loan-to-value ratio; "Market Capitalization" is the outstanding shares of common stock and preferred stock multiplied by closing common stock and preferred stock market prices as of the date indicated; "MBS" refers to mortgage-backed securities; "Mezzanine Lending" refers to the Company's preferred equity in, and mezzanine loans to, entities that have multi-family real estate assets; "MF" refers to multi-family; "MTM" refers to mark-to-market; "Net Capital" refers to the net carrying value of assets and liabilities related to a strategy; "Net Interest Spread" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Adjusted Net Interest Income and Net Interest Spread"; "non-Agency RMBS" refers to RMBS that are not guaranteed by any agency of the U.S. Government or GSE; "Portfolio Recourse Leverage Ratio" represents outstanding recourse repurchase agreement financing divided by the Company's total stockholders' equity; "RMBS" refers to residential mortgage-backed securities backed by adjustable-rate, hybrid adjustable-rate, or fixed-rate residential loans; "RPL" refers to pools of seasoned re-performing, non-performing and other delinquent mortgage loans secured by first liens on one- to four-family properties; "S&D" refers to scratch and dent mortgage loans secured by a mortgage lien on a one- to four- family residential property intended by the originator to conform with Fannie Mae, Freddie Mac or other conduit standards but did not meet the originally intended origination guidelines due to errors in relevant documentation, credit underwriting of the borrower, consumer disclosures or other applicable requirements; "SF" refers to single-family; "SFR" refers to single-family rental properties; "Specified Pools" includes the Company's Agency fixed rate RMBS and Agency ARMs; "Total Investment Portfolio" refers to the carrying value of investments actually owned by the Company (see Appendix – “Capital Allocation”); "Total Portfolio Leverage Ratio" represents outstanding repurchase agreement financing plus residential CDOs issued by the Company related to the strategy divided by the Net Capital allocated to the strategy; "Total Rate of Return" is calculated based on the change in price of the Company's common stock plus dividends declared per common share during the respective period; "Undepreciated (Loss) Earnings" has the meaning set forth in Appendix - "Non-GAAP Financial Measures—Undepreciated (Loss) Earnings"; "UPB" refers to unpaid principal balance; "WA" refers to weighted average; "WALA" refers to weighted average loan age; "WAR" refers to weighted average interest rate as of the end of the period; "Yield on Average Interest Earning Assets" has the meaning set forth in Appendix -"Non-GAAP Financial Measures—Adjusted Net Interest Income and Net Interest Spread"; and "ZV Spread" refers to zero-volatility spread. 45

End Notes Slide 1 − Image(s) used under license from Powerpoint Stock Images. Slide 3 − Image(s) used under license from Powerpoint Stock Images. Slide 4 − Image(s) used under license from Powerpoint Stock Images. Slide 5 − Image(s) used under license from Powerpoint Stock Images. Slide 6 − Refer to Appendix - "Capital Allocation" for a detailed breakout of Capital Allocation and Total Investment Portfolio. Agency RMBS with total net capital allocated of $282.4  million are included in Single- Family in the Appendix - "Capital Allocation" table. Slide 7 − Available cash as of June 30, 2024 is calculated as unrestricted cash of $235.5  million less $8.4  million of cash held by the Company's consolidated multi-family properties not in disposal group held for sale. − Effective cost represents the the weighted average pricing yield of all sold tranches of the securitization at primary issuance weighted by the pricing value of each sold tranche, factoring in the modeling assumptions as described in the offering materials of such securitization. − Average Coupon for Agency RMBS strategy represents the weighted average coupon rate of purchased Specified Pools and does not include purchased Agency IOs, if any. Slide 9 − "GDP (Real)" data sourced from Bloomberg. − Personal savings rate and U.S. Consumer Credit data sourced from Federal Bank Reserve of St. Louis. Slide 10 − Available cash is calculated as unrestricted cash of $235.5 million less $8.4  million of cash held by the Company's consolidated multi-family properties not in disposal group held for sale. − Financing of unencumbered assets represents the estimated available repurchase agreement and revolver securitization financings for the Company's residential loans, investment securities and single-family rental properties as of June 30, 2024. − Additional financing of under-levered assets represents the estimated additional financing available for residential loans, investment securities and CDOs repurchased from residential loan securitizations under the Company's current repurchase agreements as of June 30, 2024. − % Market Capitalization is calculated as the quotient of (i) Available Cash, Financing of Unencumbered Assets, Additional Financing of Under- Levered Assets or Total Deployment Availability and (ii) the Company's total market capitalization as of June 30, 2024. − NYMT Investment Portfolio Size amounts represent the investment portfolio carrying values as of end of the periods presented (see Appendix – “Capital Allocation”). Slide 11 − Image(s) used under license from Powerpoint Stock Images. Slide 12 − Dividend yield calculated using the current quarter dividend declared on common stock and the closing share price of the Company's common stock on June 30, 2024. − Total Portfolio Size and Portfolio Allocation of the investment portfolio represent investment portfolio carrying value as of June 30, 2024 (see Appendix – “Capital Allocation”). Agency RMBS with a carrying value of $2.6 billion are included in Single-Family investment securities available for sale in the Appendix - "Capital Allocation" table. − EPS Contribution amounts are calculated as the quotient of net interest income and the weighted average shares outstanding for the periods indicated. − Available Cash represents unrestricted cash at quarter-end for each of the periods indicated less cash held by the Company's consolidated multi- family properties not in disposal group held for sale. Slide 13 − Amounts for Senior Unsecured Notes and Subordinated Debentures represent the outstanding note balance. − MTM Repo - Agency includes repurchase agreement financing subject to margin calls used to fund the purchase of Agency RMBS. − MTM Repo - Credit includes repurchase agreement financing subject to margin calls used to fund the purchase of residential loans, single-family rental properties and non-Agency RMBS. 46

Slide 18 − Market value represents the fair value of the Agency RMBS strategy portfolio as of June 30, 2024. − Average Coupon represents the weighted average coupon rate of Specified Pools as of June 30, 2024. − WALA represents the weighted average loan age of the underlying collateral of Specified Pools as of June 30, 2024. − Specified Pool Breakdown percentages are calculated based on the aggregate fair value of each classification group as of June 30, 2024. − Specified Pool by Coupon percentages are calculated based on the aggregate fair value of each classification group as of June 30, 2024. Slide 19 − Life-to-date UPB Invested includes purchased interest bearing balances and funded interest bearing holdback for the BPL- Bridge strategy. − Q2 2024 acquisitions represent BPL-Bridge loans purchased during the current quarter and held as of June 30, 2024. − Cash collections as percentage of monthly scheduled interest is calculated as the quotient of aggregate coupon interest, default interest, late fees and extension fees collected from BPL-Bridge borrowers in the periods presented and aggregate coupon accrual calculated using the outstanding interest bearing balance and the contractual note rate of BPL-Bridge loans for the periods presented. − Average FICO and Average Coupon represent the weighted average borrower FICO score and weighted average gross coupon rate. − Ground up and multi-family percentages are calculated using the interest bearing balances of BPL-Bridge loans. − Average LTARV represents the weighted average LTARV calculated using the maximum loan amount and original after- repair value per the appraisal or broker price opinion obtained for the mortgage loan (only applicable for loans with rehab component). End Notes − Non-MTM Repo - Credit includes repurchase agreement financing not subject to margin calls used to fund the purchase of residential loans. − Securitization Financing includes residential loan securitizations. − MTM Repo, Non-MTM Repo and Securitization Financing amounts represent the outstanding loan amount or note balance. − Available Cash represents unrestricted cash at quarter-end for each of the periods indicated less cash held by the Company's consolidated multi-family properties not in disposal group held for sale. Slide 14 − Other Investments include an equity investment in an entity that originates residential loans. − Portfolio Asset amounts for BPL-Bridge, RPL, Performing Loans, BPL- Rental, Non-Agency RMBS, Mezzanine Lending, Agency RMBS and Other Investments represent the fair value of the assets as of June 30, 2024. − Portfolio Asset amount for SFR represents the net depreciated value of the real estate assets as of June 30, 2024. − Joint Venture Equity and Cross-Collateralized Mezzanine Lending Portfolio Asset amounts represents the Company's net equity investments in consolidated and unconsolidated multi-family apartment properties (as applicable) as of June 30, 2024. Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Available cash is calculated as unrestricted cash of $235.5 million less $8.4 million of cash held by the Company's consolidated multi-family properties not in disposal group held for sale. Slide 15 − Image(s) used under license from Powerpoint Stock Images. Slide 16 − Portfolio Acquisitions represent the cost of assets acquired by the Company during the periods presented. BPL - Bridge/Rental acquisitions include draws funded for BPL-Bridge loans during the period. Slide 17 − ZV Spreads at indicated coupon percentages sourced from Bloomberg. − NYMT Agency RMBS Holdings in the Specified Pools at Different Coupons chart represent the fair value of fixed rate Agency RMBS as of June 30, 2024. − NYMT Agency RMBS Holdings in the Agency RMBS Current Coupon Spreads chart represent the fair value of Agency RMBS as of June 30, 2024. − Agency RMBS Current Coupon Spreads sourced from Bloomberg. 47

End Notes − Average LTV for RPL Strategy, BPL-Rental Strategy and Performing Loan Strategy represents the weighted average loan-to-value for residential loans held as of June 30, 2024. LTV for these strategies is calculated using the most current property value available. Average LTV for BPL-Bridge Strategy represents the weighted average LTARV for residential loans, calculated using the maximum loan amount and original after-repair value per the appraisal or broker price opinion obtained for the mortgage loan (only applicable for loans with rehab component). − Average FICO and Average LTV for Agency RMBS strategy represent the weighted average borrower FICO score and weighted average loan-to-value of the underlying collateral of Specified Pools per the most recent data available in Bloomberg. Average Coupon for Agency RMBS strategy represents the weighted average coupon rate of the Specified Pools. Average FICO, Average LTV and Average Coupon for Agency RMBS do not include Agency IOs. − Average FICO, Average LTV and Average Coupon for Non-Agency RMBS strategy represent the weighted average borrower FICO score, weighted average loan-to-value and weighted average coupon rate of the underlying collateral as of June 30, 2024. Slide 21 − Asset Value for Mezzanine Lending represents the fair value of the investments as of June 30, 2024. − Asset Value for Cross-Collateralized Mezzanine Lending represents the net equity investment in consolidated multi-family apartment properties as of June 30, 2024. Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Average Annualized Payoff Rate is calculated as the annualized average of the quotient of aggregate loan amounts redeemed in each period presented and the total loan amount of the Mezzanine Lending portfolio as of the beginning of each period presented. − Average Adjusted LTV of Mezzanine Lending and Cross- Collateralized Mezzanine Lending investments represent the weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties, respectively, as of June 30, 2024. − Average LTC represents the weighted average LTC calculated using the initial loan amount at origination (exclusive of any debt service, rehab escrows and other escrows or other amounts not funded to the borrower at closing) and initial cost basis. Initial cost basis is calculated as the purchase cost for non-re-financed loans or the as-is-value for re-financed loans. − DQ 60+ refers to loans greater than 60 days delinquent. − Dollar amounts shown in the BPL-Bridge Portfolio Composition chart represent the interest bearing balances of BPL-Bridge loans as of the end of the periods indicated. Slide 20 − Total Investment Portfolio, Total Capital, and Net Capital represent amounts derived from the investment portfolio carrying value and net Company capital allocated as of June 30, 2024. Refer to Appendix - "Capital Allocation" for a detailed breakout of Total Investment Portfolio, Total Capital, and Net Capital. − Asset Value for BPL-Bridge, BPL-Rental, Performing Loan, RPL, Agency RMBS and Non-Agency RMBS strategies represent the fair value of the assets as of June 30, 2024. Asset Value for SFR represents the net depreciated value of the real estate assets as of June 30, 2024. − Asset Value and Net Capital for Non-Agency RMBS include Consolidated SLST securities owned by the Company with a fair value of $156 million and other non-Agency RMBS with a fair value of $58 million. − Portfolio Recourse Leverage Ratio represents outstanding recourse repurchase agreement financing related to the strategy divided by the net capital allocated to the strategy. − Total Portfolio Leverage Ratio represents outstanding repurchase agreement financing plus residential CDOs issued by the Company related to the strategy divided by the net capital allocated to the strategy. − Calculation of Portfolio Recourse Leverage Ratio and Total Portfolio Leverage Ratio for BPL and RPL strategies includes securities repurchased from residential loan securitizations. − Average FICO and Average Coupon for RPL Strategy, BPL-Bridge Strategy, BPL-Rental Strategy and Performing Loan Strategy represent the weighted average borrower FICO score and weighted average gross coupon rate for residential loans held as of June 30, 2024. 48

End Notes 49 Slide 23 − Image(s) used under license from Powerpoint Stock Image. Slide 24 − Image(s) used under license from Powerpoint Stock Image. Slide 29 − Unrealized gains/losses on Consolidated SLST includes unrealized gains/ losses on the residential loans held in Consolidated SLST and unrealized gains/losses on the CDOs issued by Consolidated SLST and not owned by the Company. Slide 34 − Outstanding shares used to calculate book value per common share and Adjusted Book Value per common share for the quarter ended June 30, 2024 are 90,592,065. − Common stock issuance, net includes amortization of stock based compensation. Slide 36 − Image(s) used under license from Powerpoint Stock Image. − Average Coupon of Mezzanine Lending and Cross-Collateralized Mezzanine Lending investments is a weighted average rate based upon the unpaid principal amount and contractual preferred return rate as of June 30, 2024. − Hedged Floating Rate Senior Debt of Mezzanine Lending and Cross- Collateralized Mezzanine Lending represents floating rate senior debt with an existing interest rate cap through the maturity of the senior debt or a reserve for future interest rate cap purchases or payments as of June 30, 2024. − Average Hedged Coupon represents the weighted average senior debt coupon rate after giving effect to interest rate caps. Slide 22 − Total Investment Portfolio, Total Capital, and Net Capital represent amounts derived from the investment portfolio carrying value and net Company capital allocated as of June 30, 2024. Refer to Appendix - "Capital Allocation" for a detailed breakout of Total Investment Portfolio, Total Capital, and Net Capital. − Asset Value for Mezzanine Lending represents the fair value of the investments. − Asset Value for Cross-Collateralized Mezzanine Lending represents the net equity investment in consolidated multi-family apartment properties. Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Asset Value for Joint Venture Equity investments represents the Company's net equity investment in consolidated and unconsolidated multi-family apartment properties (as applicable). Refer to Appendix - "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments" for a detailed breakout. − Average DSCR and Average Adjusted LTV of Mezzanine Lending & Cross- Collateralized Mezzanine Lending investments represent the weighted average DSCR and weighted average combined LTV, inclusive of the estimated capital expenditure budget at origination, of the underlying properties, respectively, as of June 30, 2024. − Average coupon rate of Mezzanine Lending & Cross-Collateralized Mezzanine Lending investments is a weighted average rate based upon the unpaid principal amount and contractual interest or preferred return rate as of June 30, 2024.

Capital Allocation At June 30, 2024 (Dollar Amounts in Thousands) Single-Family (1) Multi-Family Corporate/ Other Total Residential loans $ 3,503,191 $ — $ — $ 3,503,191 Consolidated SLST CDOs (844,032) — — (844,032) Investment securities available for sale 2,672,079 — — 2,672,079 Multi-family loans — 92,997 — 92,997 Equity investments — 104,071 38,844 142,915 Equity investments in consolidated multi-family properties (2) — 171,406 — 171,406 Equity investments in disposal group held for sale (3) — 30,434 — 30,434 Single-family rental properties 147,494 — — 147,494 Total Investment Portfolio Carrying Value $ 5,478,732 $ 398,908 $ 38,844 $ 5,916,484 Repurchase agreements $ (2,952,289) $ — $ — $ (2,952,289) Residential loan securitization CDOs (1,705,468) — — (1,705,468) Senior unsecured notes — — (158,492) (158,492) Subordinated debentures — — (45,000) (45,000) Cash, cash equivalents and restricted cash (4) 127,343 — 232,439 359,782 Cumulative adjustment of redeemable non-controlling interest to estimated redemption value — (44,053) — (44,053) Other 98,617 (2,753) (34,918) 60,946 Net Company Capital Allocated $ 1,046,935 $ 352,102 $ 32,873 $ 1,431,910 Company Recourse Leverage Ratio (5) 2.1x Portfolio Recourse Leverage Ratio (6) 2.0x 1. The Company, through its ownership of certain securities, has determined it is the primary beneficiary of Consolidated SLST and has consolidated the assets and liabilities of Consolidated SLST in the Company’s condensed consolidated financial statements. Consolidated SLST is primarily presented on our condensed consolidated balance sheets as residential loans, at fair value and collateralized debt obligations, at fair value. Our investment in Consolidated SLST as of June 30, 2024 was limited to the RMBS comprised of first loss subordinated securities and certain IOs issued by the respective securitizations with an aggregate net carrying value of $156.0 million. 2. Represents the Company's equity investments in consolidated multi-family properties that are not in disposal group held for sale. A reconciliation of the Company's equity investments in consolidated multi-family properties and disposal group held for sale to the Company's condensed consolidated financial statements is included below in "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments." 3. Represents the Company's equity investments in consolidated multi-family properties that are held for sale in disposal group. A reconciliation of the Company's equity investments in consolidated multi-family properties and disposal group held for sale to the Company's condensed consolidated financial statements is included below in "Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments." 4. Excludes cash in the amount of $13.5 million held in the Company's equity investments in consolidated multi-family properties and equity investments in consolidated multi-family properties in disposal group held for sale. Restricted cash of $132.6 million is included in the Company's condensed consolidated balance sheets in other assets. 5. Represents the Company's total outstanding recourse repurchase agreement financing, subordinated debentures and senior unsecured notes divided by the Company's total stockholders' equity. Does not include non-recourse repurchase agreement financing amounting to $78.2 million, Consolidated SLST CDOs amounting to $844.0 million, residential loan securitization CDOs amounting to $1.7 billion and mortgages payable on real estate, including mortgages payable on real estate of disposal group held for sale, totaling $923.3 million as they are non-recourse debt. 6. Represents the Company's outstanding recourse repurchase agreement financing divided by the Company's total stockholders' equity. 50

Reconciliation of Joint Venture Equity and Consolidated Mezzanine Lending Investments Dollar Amounts in Thousands Joint Venture Equity Cross- Collateralized Mezzanine Lending Consolidated Mezzanine Lending Investment Total Cash and cash equivalents $ 1,595 $ 5,640 $ 1,133 $ 8,368 Real estate, net (1) 158,469 520,022 53,946 732,437 Assets of disposal group held for sale 373,538 — — 373,538 Other assets 4,952 14,717 5,278 24,947 Total assets $ 538,554 $ 540,379 $ 60,357 $ 1,139,290 Mortgages payable on real estate, net $ 152,896 $ 394,908 $ 45,115 $ 592,919 Liabilities of disposal group held for sale 340,138 — — 340,138 Other liabilities 4,284 9,653 1,793 15,730 Total liabilities $ 497,318 $ 404,561 $ 46,908 $ 948,787 Redeemable non-controlling interest in Consolidated VIEs $ — $ 23,088 $ — $ 23,088 Less: Cumulative adjustment of redeemable non-controlling interest to estimated redemption value — (44,053) — (44,053) Non-controlling interest in Consolidated VIEs 1,056 7,551 (1,945) 6,662 Non-controlling interest in disposal group held for sale 2,966 — — 2,966 Net Equity Investment (2) $ 37,214 $ 149,232 $ 15,394 $ 201,840 Equity Investments (3) 1,655 — — 1,655 Total $ 38,869 $ 149,232 $ 15,394 $ 203,495 1. Includes real estate held for sale in the amount of $59.9 million for Cross-Collateralized Mezzanine Lending. 2. The Company's net equity investment consists of $171.4 million of net equity investments in consolidated multi-family properties and $30.4 million of net equity investments in disposal group held for sale. 3. Represents the Company's equity investments in unconsolidated multi-family apartment properties. 51